SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          August 8, 2003

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844

(STATE OR OTHER JURISDICTION OF INCORPORATION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1440 Kiewit Plaza Omaha, Nebraska		68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

ITEM 9. Regulation FD Disclosure and ITEM 12. Results of Operations and Financial Condition
EXHIBIT INDEX
SIGNATURES
EXHIBIT 99.1

ITEM 9. Regulation FD Disclosure and ITEM 12. Results of Operations and Financial Condition

     On August 8, 2003, Berkshire Hathaway Inc. issued a press release announcing its earnings for the second quarter ended June 30, 2003.

     A copy of the press release is attached hereto as an exhibit (99.1).

EXHIBIT INDEX

     99.1 Press Release issued on August 8, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.
/s/ Marc D. Hamburg

By: Marc D. Hamburg Vice President and Chief Financial Officer